UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   August 23, 2005
                                                       -------------------------


                              ESCALADE, INCORPRATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


            0-6996                                      13-2739290
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   (Commission File Number)                 (IRS Employer Identification No.)


   251 Wedcor Avenue, Wabash, Indiana 46992                   46992
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   (Address of Principal Executive Offices)                 (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

         On August 22, 2005, Escalade, Incorporated ("Escalade") issued the press release attached hereto as Exhibit 99.1 announcing changes in the senior management of its operating subsidiaries.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits


                  EXHIBIT
                   NUMBER        DESCRIPTION
                   ------        -----------
                    99.1         Press release dated August 22, 2005




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.


Date:  August 23, 2005                 ESCALADE, INCORPORATED

                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen
                                           Vice President and
                                           Chief Financial Officer


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